UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2025

AIxCrypto Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37428	26-3474527
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5857 Owens Avenue, Suite 300
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (760) 452-8111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AIXC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 30, 2025, AIxCrypto Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). At the Meeting, 17,157,811 shares of voting stock, or approximately 69.33% of the outstanding shares of common stock, par value $0.001 per share, entitled to vote at the meeting, were represented by proxy or in person, representing a quorum.

With a quorum present, a majority of the Company’s outstanding voting stock approved the following proposals: (i) the election of the five named nominees to the five seats on the board of directors of the Company; (ii) the approval, on a non-binding, advisory basis, of the compensation of the named executive officers; and (iii) the adjournments or postponements of the Meeting or to transact such other business as may be properly brought before the Meeting. Each proposal is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 15, 2025 (the “Proxy Statement”).

The voting results of the shares of the Company’s voting stock for each proposal are set forth below:

Proposal 1 - The five (5) nominees named in the Proxy Statement were elected at the Meeting to serve as the Company’s directors until the Company’s 2026 Annual Meeting of Stockholders and until each of their respective successors are elected. The final voting results with respect to the election of each such nominee were as follows:

Nominee	Votes For	Votes Withheld
Kevin A. Richardson II	17,151,441	6,370
Kevin Chen	17,151,409	6,402
Koti Meka	17,151,307	6,504
Jie Sheng	17,151,298	6,513
Chad Chen	17,151,125	6,686

There were 0 broker non-votes with respect to each such nominee for the first proposal.

Proposal 2 - The non-binding advisory resolution on the compensation paid to the Company’s named executive officers was approved by the Company’s stockholders. The final voting results were as follows:

Votes For	Votes Against	Votes Abstained
17,136,206	14,399	7,206

There were 0 broker non-votes with respect to each such nominee for the second proposal.

Proposal 3- The adjournments or postponements of the Meeting or to transact such other business as may be properly brought before the Meeting. The final voting results were as follows:

Votes For	Votes Against	Votes Abstained
17,148,558	9,197	56

There were 0 broker non-votes with respect to each such nominee for the third proposal.

Item 7.01 Regulation FD Disclosure

On January 6, 2026, the Company issued a press release (the “Press Release”). The Press Release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIxCrypto Holdings, Inc.

Date: January 6, 2026	By:	/s/ Koti Meka
	Name:	Koti Meka
	Title:	Chief Financial Officer